Exhibit 99.3

November 3, 2021 2021 Third Quarter Results

Safe Harbor Statement

All per-share amounts in this news release are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a financial measure not recognized under generally accepted accounting principles (non-GAAP) that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing 2021 earnings and EPS excluding charges at CL&P related to a settlement agreement that included refunds to customers and funding of various customer assistance initiatives and a storm performance penalty imposed on CL&P by PURA and 2021 and 2020 earnings and EPS excluding certain acquisition and transition costs. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2021 and 2020 results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the CL&P settlement agreement, the storm performance penalty imposed on CL&P by PURA, and acquisition and transition costs are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic, including any new or emerging variants, on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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Agenda Joe Nolan President & CEO Phil Lembo Executive Vice President and CFO ▪ Business Update ▪ Regulatory Developments ▪ Offshore Wind Update ▪ Q3 2021 Financial Results ▪ CT Settlement ▪ Natural Gas Prices ▪ Grid Modernization and AMI Update ▪ 2021 Financing Update 2

3 Eversource - Ørsted Projects Poised to Help New England and New York Meet Long - Term Goals South Fork Wind Revolution Wind Sunrise Wind Size 130 MW 704 MW 924 MW Construction Operation Plan Filing with BOEM Filed Oct 2018; FEIS issued Aug. 2021; Decision delayed, but permit still expected by mid - Jan 2022 Filed March 2020; review schedule was received on April 30, 2021; final approval expected in Q3 2023 Filed September 2020; BOEM approval expected in Q3 2023 State Permit NY State Article VII Permit Approved March 18, 2021 Filed December 2020, completed initial hearing and public administrative hearings in late March & April Filed December 2020, supplemented application on April 12 with route enhancements Current Commercial Ops Date Late 2023 In 2025 Late 2025 Price as of first day of commercial operation ~ $0.160/KWH for 90 MW ~ $0.086/KWH for 40 MW (avg. annual escalator: 2%) $0.09843/KWH for RI (no escalator) $0.09843/KWH for CT for 200 MW (no escalator) $0.0995/KWH for CT for 104 MW (no escalator) $0.11037/KWH (no escalator) Term 20 years 20 years 25 years Status of Contracts Increase in capacity to 130 MW from 90 MW approved 400 MW for RI approved 200 MW for CT approved 104 MW for CT approved Contract signed with NYSERDA in October 2019 Interconnection East Hampton, NY (LI) Davisville, RI Brookhaven, NY (LI)

4 3Q 2021 3Q 2020 3Q Change 9M 2021 9M 2020 9M Change $0.40 $0.36 $0.04 $1.20 $1.13 $0.07 0.62 0.60 0.02 1.31 1.33 (0.02) (0.06) (0.04) (0.02) 0.37 0.22 0.15 0.05 0.07 (0.02) 0.09 0.11 (0.02) 0.01 0.03 (0.02) (0.02) 0.01 (0.03) 1.02 1.02 0.00 2.95 2.80 0.15 (0.20) (0.01) (0.19) (0.30) (0.04) (0.26) $0.82 $1.01 $(0.19) $2.65 $2.76 $(0.11) Electric Transmission Electric Distribution (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution Third Quarter and Nine Months 2021 EPS Results EPS, Ex. CT Settlement and Acquisition/Transition Costs (Non - GAAP) CT Settlement & Acquisition/Transition Costs Reported EPS (GAAP)

5 Well - Performing Core Businesses Drive EPS CAGR to Upper Half of 5 – 7% Through 2025 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.81 - $3.93 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021E 2022E 2023E 2024E 2025E *Excludes merger and integration costs in 2012 - 2015, NPT charge in 2019, CT settlement charges in 2021, and Columbia Gas acquisi tion and transition costs in 2020 and 2021 Expected higher than 5% - 7% as larger offshore wind projects enter service *

6 Key Elements of Approved CT Settlement Customer Rate Benefits ▪ Interim Rate Reduction Bill Credit $65M (split between December 2021 and January 2022) ▪ Eversource to withdraw appeal of the $28.4M storm performance penalty (to be credited to customers from September 2021 – August 2022) ▪ Funding for Customer Assistance $10M Base Rate Freeze ▪ CL&P cannot file for new distribution rates until at least January 1, 2023 ▪ No base rate increase can occur before at least January 1, 2024 ▪ Decision constitutes statutorily required 4 - year rate review ▪ Authorized capital structure and ROE from the 2018 settlement remain in place ▪ Certain trackers continue to operate such as revenue decoupling, resilience investments, and energy efficiency program recoveries Governance and Other Commitments ▪ Hire a new Connecticut - based CL&P President solely dedicated to Connecticut ▪ Add three independent directors to CL&P Board ▪ Hire additional lineworkers ▪ Support two lineworker recruitment and training programs

Status Report - CT EV and AMI Filings 7 EV ▪ Compliance Filing submitted 10/15/21 ▪ Submitted program design documents including proposed budget and implementation plan ▪ PURA review and approval ▪ Draft Decision – 11/18/21 ▪ Final PURA Decision – 12/8/21 ▪ Program Launch – 1/1/22 AMI ▪ Technology will provide customer, operational and environmental benefits ▪ Current AMR metering technology nearing end of life cycle ▪ Goal – All customers on AMI by end of 2025 ▪ Capital investment of approximately $475 million ▪ Updated plan based on PURA straw proposal requirement due this month

Status Report - MA Grid Mod, AMI and EV Programs 8 Grid Mod ▪ Advanced Distribution Management System/Communications ▪ Monitoring & Control/Volt Var Optimization ▪ Advanced Load Flow/Distributed Energy Management System ▪ Four - year Plan - capital investment of nearly $200 million for 2022 - 2025 AMI ▪ Implementation during 2022 - 2027 – capital investment of approximately $575 million ▪ Technology will provide customer, operational and environmental benefits EV ▪ Phase II program ▪ Public & Workplace Segment – financial support for Electric Vehicle Supply Equipment at public and workplace sites ▪ Residential Segment – financial support for at - home charging enablement (properties w/ 1 - 4 units & multi - units of 5 or more) ▪ Fleet Segment ▪ Total Cost - $192 million; $68 million capital investment (included in current forecast) ▪ DPU Decision – Mid 2022

9 Gas LDCs Plan For and Secure Firm Capacity to Meet Customer Needs ▪ LDCs have contracted for pipeline expansions to meet load growth ▪ Algonquin Gas Transmission – “AIM” and “Atlantic Bridge” ▪ Tennessee Gas Pipeline – “Connecticut Expansion” ▪ Gas customers pay lower production area prices (related to NYMEX) ▪ Regional electric prices are impacted more by constrained New England Citygate prices Production Area/Hubs ~$3 - 5/ Dth N.E. Citygate ~$20 - 25/ Dth

APPENDIX 10

11 $994 $1,030 $964 $1,065 $915 $853 $761 $711 $1,145 $1,221 $1,189 $1,269 $1,309 $1,353 $1,289 $1,229 $404 $453 $545 $824 $925 $974 $937 $789 $102 $110 $127 $149 $143 $154 $162 $171 $185 $239 $239 $217 $249 $211 $194 $176 $2,830 $3,053 $3,064 $3,524 $3,541 $3,545 $3,343 $3,076 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions Projected Capital Expenditures For Core Businesses $17 Billion 2021 - 2025

12 Key PURA Regulatory Dockets Description Docket Number Current Schedule Review of Tropical Storm Isaias 20 - 08 - 03/ 20 - 08 - 03RE01 Settlement approved 10/27/21 Annual review of multiple CL&P trackers (RAM) 21 - 01 - 03 Interim decision issued 4/28/21; New rates subject to true - up, 6/1/21; Phase II decision issued, 9/15/21; Rate adjustment, 10/1/21 New rate designs, including possible low - income, economic development rates, possible interim rate reduction 17 - 12 - 03RE11 Interim rate reduction settlement approved 10/27/21. Low - income and economic development rates inquiry pending AMI 17 - 12 - 03RE02 AMI proposals are due to PURA 11/5/21 Zero - emission vehicle deployment 17 - 12 - 03RE04 PURA issued Notice of Technical Meeting on 10/18/21; Written comments due 11/1/21; Final decision expected 12/8/21 Methodology for establishing residential bill credits for power outages longer than 96 hours 20 - 12 - 46 Final decision issued on 6/30/21 Performance Based Ratemaking design 21 - 05 - 15 Now open

13 U.S. Gas Production Slow to Recover ▪ Pandemic drove all energy prices to 10 - year lows last year ▪ Energy production companies cut capital expenditures and weather events impacted supply which is still lagging the rapid economic recovery in 2021 ▪ US LNG exports at record levels this year with global LNG prices at 10 - year highs as global LNG demand is very strong with prices in Europe and Asia over $30/ Dth